UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2024

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A.S. Cooper Building, 4th Floor, 26 Reid Street
Hamilton, Bermuda                                            HM 11
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 19, 2024, Enstar (EU) Limited, a wholly owned subsidiary of Enstar Group Limited (the "Company"), entered into a letter agreement (the "Letter Agreement") with Dominic Silvester, the Company's Chief Executive Officer. Pursuant to the Letter Agreement, the Company and Mr. Silvester agreed to extend the term of Mr. Silvester's employment set forth in the Amended and Restated Employment Agreement between Mr. Silvester and Enstar Group Limited, dated as of July 1, 2022 and assigned to Enstar (EU) Limited on April 6, 2024 (the "Employment Agreement"), until the earlier of (a) immediately following the closing of the planned merger between the Company and Elk Merger Sub Limited pursuant to the Agreement and Plan of Merger dated as of July 29, 2024 and (b) June 30, 2026. Prior to the Letter Agreement, the term of Mr. Silvester's employment set forth in the Employment Agreement was set to end on January 31, 2025.
All other material terms and conditions contained in the Employment Agreement remain unchanged by the Letter Agreement, and descriptions of such terms and conditions are included within Item 5.02 of the Company's Form 8-Ks filed on July 6, 2022, April 6, 2021, January 27, 2020, and are incorporated herein by reference.
The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated November 19, 2024, between Enstar (EU) Limited and Dominic F. Silvester.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

November 25, 2024	By:	/s/ Audrey B. Taranto
Audrey B. Taranto
General Counsel and Corporate Secretary